UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2017

PERNIX THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201, Morristown, NJ		07960
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 793-2145

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements

On July 20, 2017, Pernix Therapeutics Holdings, Inc. (“Pernix” or the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission in connection with the Company’s entry into an exchange agreement (the “Exchange Agreement”) and the consummation of several refinancing transactions and the related agreements (the “Original Form 8-K”). This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Original Form 8-K filed by the Company to disclose that the Transactions (as defined in the Original Form 8-K) closed on July 21, 2017.

This Amendment No. 1 also amends and supplements the Form 8-K to incorporate by reference those agreements filed as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, 10.3 and 10.4 hereto, which are described in the Original Form 8-K and are effective as of July 21, 2017. No other amendments are being made to the Original Form 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original Form 8-K which provides a more complete description of the Exchange Agreement and those agreements filed as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, 10.3 and 10.4.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture dated July 21, 2017, by and among Pernix Ireland Pain Limited, as issuer, the guarantors party thereto, and Wilmington Trust, National Association, as the trustee.

4.2	Form of 4.25%/5.25% Exchangeable Senior Note due 2022 (included in Exhibit 4.1).

4.3

Second Supplemental Indenture, dated July 21, 2017, by and among Pernix Therapeutics Holdings, Inc., Pernix Holdco 1, LLC, Pernix Holdco 2, LLC, Pernix Holdco 3, LLC and U.S. Bank, National Association as the trustee.

10.1	Credit Agreement, dated as of July 21, 2017, by and among the lenders identified on the signature pages thereof, Cantor Fitzgerald Securities, as agent, Pernix Therapeutics Holdings, Inc., Pernix Therapeutics, LLC, Pernix Sleep, Inc., Cypress Pharmaceuticals, Inc., Gaine, Inc., Respicopea, Inc., Macoven Pharmaceuticals, L.L.C., and Hawthorn Pharmaceuticals, Inc., as borrowers, and the guarantors party thereto.

10.2	Credit Agreement, dated as of July 21, 2017, by and among the lenders identified on the signature pages thereof, Cantor Fitzgerald Securities, as agent, and Pernix Ireland Pain Limited.

10.3	Amendment No. 2 to the Interim Settlement Agreement dated July 21, 2017 by and among Pernix Therapeutics Holdings, Inc., Pernix Ireland Limited, Glaxo Group Limited, GlaxoSmithKline LLC, GlaxoSmithKline Intellectual Property Holdings Limited and GlaxoSmithKline Intellectual Property Management Limited.

10.4	Registration Rights Agreement dated July 21, 2017 between Pernix Therapeutics Holdings, Inc., Pernix Ireland Pain Limited and 1992 MSF International Ltd. and 1992 Tactical Credit Master Fund, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2017

PERNIX THERAPEUTICS HOLDINGS, INC.

By:	/s/ John A. Sedor
Name:	John A. Sedor
Title:	Chief Executive Officer

EXHIBIT LISTING

Exhibit No.	Description

4.1	Indenture dated July 21, 2017, by and among Pernix Ireland Pain Limited, as issuer, the guarantors party thereto, and Wilmington Trust, National Association, as the trustee.

4.2	Form of 4.25%/5.25% Exchangeable Senior Note due 2022 (included in Exhibit 4.1).

4.3

Second Supplemental Indenture, dated July 21, 2017, by and among Pernix Therapeutics Holdings, Inc., Pernix Holdco 1, LLC, Pernix Holdco 2, LLC, Pernix Holdco 3, LLC and U.S. Bank, National Association as the trustee.

10.1	Credit Agreement, dated as of July 21, 2017, by and among the lenders identified on the signature pages thereof, Cantor Fitzgerald Securities, as agent, Pernix Therapeutics Holdings, Inc., Pernix Therapeutics, LLC, Pernix Sleep, Inc., Cypress Pharmaceuticals, Inc., Gaine, Inc., Respicopea, Inc., Macoven Pharmaceuticals, L.L.C., and Hawthorn Pharmaceuticals, Inc., as borrowers, and the guarantors party thereto.

10.2	Credit Agreement, dated as of July 21, 2017, by and among the lenders identified on the signature pages thereof, Cantor Fitzgerald Securities, as agent, and Pernix Ireland Pain Limited.

10.3	Amendment No. 2 to the Interim Settlement Agreement dated July 21, 2017 by and among Pernix Therapeutics Holdings, Inc., Pernix Ireland Limited, Glaxo Group Limited, GlaxoSmithKline LLC, GlaxoSmithKline Intellectual Property Holdings Limited and GlaxoSmithKline Intellectual Property Management Limited.

10.4	Registration Rights Agreement dated July 21, 2017 between Pernix Therapeutics Holdings, Inc., Pernix Ireland Pain Limited and 1992 MSF International Ltd. and 1992 Tactical Credit Master Fund, L.P.

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